Exhibit 99.1

Vireo Growth Inc. Announces Leadership Transition

10/10/2024

– Amber Shimpa promoted to the role of Chief Executive Officer –

– Josh Rosen resigns from leadership and governance roles and retained as advisor –

MINNEAPOLIS, Oct. 10, 2024 (GLOBE NEWSWIRE) -- Vireo Growth Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF), a cannabis company committed to providing safe access, quality products and great value to its customers, today announced several leadership updates. Amber Shimpa, who has been with the Company since 2014 in various leadership roles of increasing responsibility, has been promoted to the role of Chief Executive Officer, effective immediately.

Josh Rosen has resigned from the Company's Board of Directors and as the Company's Chief Executive Officer and interim Chief Financial Officer, effective immediately, to focus on his other business ventures. Mr. Rosen was first elected to the Board in August 2021, and appointed to executive leadership roles in November 2022, including, most recently, the roles of Chief Executive Officer and interim Chief Financial Officer. The Company has engaged Mr. Rosen going forward with a consulting agreement.

Joe Duxbury has been appointed as Interim Chief Financial Officer while the Company searches for a permanent replacement. Mr. Duxbury has been with the Company since 2019 in financial and accounting roles of increasing responsibility, and most recently was serving as Vice President of Finance leading external reporting and investor relations.

Executive Chairman Kyle Kingsley, M.D., commented, “We are very pleased to announce Amber Shimpa as Vireo’s next Chief Executive Officer. Amber is a natural leader and has become an invaluable executive for the organization during her tenure as President, and we look forward to her continued contributions as CEO. I would also like to thank Josh for his stewardship of the Company through some very challenging circumstances and for his support of Amber in this transition. We wish Josh continued success in his next chapter.”

Amber Shimpa commented, “I am exceptionally proud to lead Vireo as Chief Executive Officer and excited to continue working with our teams in Minnesota, Maryland and New York to drive our organization forward. We believe Vireo has a very bright future, beginning with the launch of adult-use sales in Minnesota next year, and I look forward to helping our teams continue achieving many more major milestones in the years ahead.”

Josh Rosen said, “I’m proud of what Vireo has accomplished over the last two years, most notably the diligence and camaraderie of the team that drove the financial and operational improvements. Through our work together executing our CREAM & Fire strategy, it’s clear that Amber has the right combination of leadership, communication skills and experience to take the helm of Vireo. This is a natural transition for Amber as she’s largely been performing many of these duties already, and I’m excited to get back to focusing full-time on investing and advising with Bengal Capital.”

The Company also announced that it has mutually agreed to terminate its advisory agreement with Grown Rogue International, Inc. effective September 30, 2024. As part of the termination agreement, Vireo forfeited 4.5 million of the 8.5 million Grown Rogue warrants the Company received as part of the advisory agreement. Amber Shimpa noted, “From the outset, the Grown Rogue team rolled up their sleeves and collaborated as trusted advisors and teammates and we are appreciative of their contributions to our business, including their help with upgrading our internal talent and capabilities. Despite ending our formal agreement, we look forward to remaining friendly industry peers.”

About Vireo Growth Inc.

Vireo was founded as a pioneer in medical cannabis in 2014 and we are fueled by an entrepreneurial drive that sustains our ongoing commitment to serve and delight our key stakeholders, most notably our customers, our employees, our shareholders, our industry collaborators, and the communities in which we live and operate. We work every day to get better and our team prioritizes 1) empowering and supporting strong local market leaders and 2) strategic, prudent capital and human resource allocation. For more information, please visit www.vireogrowth.com.

Contact Information

Media Inquiries:
Amanda Hutcheson
Senior Manager, Communications
amandahutcheson@vireogrowth.com
(919) 815-1476

Investor Inquiries:
Joe Duxbury
Interim Chief Financial Officer
investor@vireogrowth.com
(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense. Forward-looking statements in this press release include statements regarding the Company’s launch of adult-use sales in Minnesota and Vireo’s potential for future growth. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2023, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Source: Vireo Growth Inc.